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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 22, 2004

Commission File Number 1-9340

REEBOK INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	04-2678061 (IRS Employer Identification No.)
1895 J.W. Foster Boulevard Canton, Massachusetts 02021 (Address of principal executive offices) (Zip Code)

(781) 401-5000
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

        99.01    Press release dated April 22, 2004 announcing Registrant's preliminary results for the quarter ended March 31, 2004.

Item 12.    Results of Operations and Financial Condition.

        Attached and incorporated herein by reference as Exhibit 99.01 is a copy of a press release of Reebok International Ltd. dated April 22, 2004, reporting Reebok International Ltd.'s preliminary financial results for the quarter ended March 31, 2004. The information contained in this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing of Reebok International Ltd. with the SEC, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004
REEBOK INTERNATIONAL LTD.
	By:	/s/ KENNETH I. WATCHMAKER Kenneth I. Watchmaker Executive Vice President and Chief Financial Officer

EXHIBIT LIST

99.01	Press release dated April 22, 2004 announcing Reebok International Ltd.'s preliminary results for the quarter ended March 31, 2004.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT LIST